FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
June 29, 2018

Access Power, INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417
(Address of Principal Executive Officers)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01  Other Events
Access-Power Inc is pleased to announce that it has received a letter from the IRS dated 6/27/2018 stating that we are free of $10,069.31 in debt. The Internal Revenue Service has this debt classified as a "write-off." As stated earlier, Access-Power, Inc. is a debt free Corporation.

Furthermore, we are pleased to announce that the Corporation has acquired 100% of all the assets of Access-Power Cuba, Inc. Access-Power Cuba will be a wholly owned subsidiary of the Company. Access-Power, Cuba will focus on growth and acquisitions in the Power & Renewable Clean Energy sector. The terms and conditions of the purchase will be disclosed in a 8-k filing with the Securities & Exchange
Commission.

In other news, Access-Power, Inc. is pleased to announce to that our #1 goal and priority will be to secure a Market Maker, who will file a Form 211 with FINRA. We are 100% committed to achieving this goal. We are current in all our SEC filings, as required by federal law. Full information on our filings can be found at http://www.sec.gov.

www.edgarcompany.sec.gov/servlet/CompanyDBSearch?page=detailed&
cik=0001041588&main_back=2

We will NOT FAIL, as failure is not an option.

Caution Concerning Forward Looking Statements:
This section contains important information about our forward-looking statements. Please also see our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC.
Caution Concerning Forward Looking Statements
Our public communications and SEC filings may contain "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and o ften contain words such as "expect," "anticipate," "intend," "plan," " believe," "seek," "see," "will," and "would."

Forward-looking statements by their nature address matters that are, to different degrees, uncertainty and statements about potential business or asset dispositions. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements.


FORWARD LOOKING STATEMENTS MADE IN GOOD FAITH

Mr. Jensen believes that the "Howey Test" is easily passed with Access-Power, Inc. The United States Supreme Court ruled a security defines:

"It is an investment of money
There is an expectation of profits from the investment
The investment of money is in a common enterprise
Any profit comes from the efforts of a promoter or third party"

https://caselaw.findlaw.com/us-supreme-court/328/293.html

A Worthless Security that a Market Maker is free to quote with an approved 211:

https://www.cnbc.com/2017/12/06/greenspan-compares-bitcoin-to-colonial-america-
currency-that-eventually-became-worthless.html

Access-Power, Inc. is very excited about the future.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Power, Inc.

Date: September JUNE 29, 2018

By:

/s/ Patrick J Jensen

-------------------------------------------------------------
Name: Patrick J Jensen
Title: Director